                             LIST OF SUBSIDIARIES


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ENTITY                                        JURISDICTION OF ORGANIZATION
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Adelaide Ventures Limited                     Cayman Islands
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Aguila Energy Company                         California
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Anacapa Energy Company                        California
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Arrowhead Energy Company                      California
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Balboa Energy Company                         California
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Beheer-en Beleggingsmaatschappij Botara B.V.  The Netherlands
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Bergen Point Energy Company                   California
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Blue Ridge Energy Company                     California
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Bretton Woods Energy Company                  California
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Camino Energy Company                         California
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Capistrano Cogeneration Company               California
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Centerport Energy Company                     California
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Chesapeake Bay Energy Company                 California
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Chester Energy Company                        California
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Chestnut Ridge Energy Co                      California
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Chickahominy River Energy Corp.               Virginia
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Clayville Energy Company                      California
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Colonial Energy Company                       California
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Collins Generation I, LLC                     Delaware
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Collins Generation II, LLC                    Delaware
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Collins Generation III, LLC                   Delaware
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Collins Generation VI, LLC                    Delaware
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Collins Holdings EME, LLC                     Delaware
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Coronado Energy Company                       California
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Delaware Energy Conservers, Inc.              Delaware
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Del Mar Energy Company                        California
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Desert Sunrise Energy Company                 Nevada
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Devereaux Energy Company                      California
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Eastern Sierra Energy Company                 California
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East Maine Energy Company                     California
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EcoElectrica Holdings, Ltd.                   Cayman Islands
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

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ENTITY                                            JURISDICTION OF ORGANIZATION
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EcoElectrica Ltd.                                 Cayman Islands
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Edison Alabama Generating Company                 California
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Edison First Power Holdings I                     California
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Edison Mission Ausone Pty. Ltd.                   Australia
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Edison Mission De Laide Pty Ltd.                  Australia
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Edison Mission Energy Asia Pte. Ltd.              Singapore
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Edison Mission Australia Limited                  Australia
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Edison Mission Energy Fuel                        California
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Edison Mission Energy Fuel Services, Inc.         California
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Edison Mission Energy Funding Corp.               Delaware
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Edison Mission Energy Global Management,          Delaware
 Inc.
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Edison Mission Energy Holdings Pty. Ltd.          Australia
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Edison Mission Energy Interface Ltd.              British Columbia
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Edison Mission Energy International B.V.          The Netherlands
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Edison Mission Energy Oil & Gas                   California
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Edison Mission Energy Petroleum                   California
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Edison Mission Energy Services B.V.               The Netherlands
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Edison Mission Energy Taupo Limited               New Zealand
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Edison Mission Finance Co.                        California
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Edison Mission Financial Marketing &              California
 Trading Co.
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Edison Mission Fuel Resources, Inc.               California
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Edison Mission Fuel Transportation, Inc.          California
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Edison Mission Holdings Co.                       California
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Edison Mission Marketing & Trading, Inc.          California
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Edison Mission Midwest Holdings Co.               Delaware
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Edison Mission Operation & Maintenance, Inc.      California
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Edison Mission Operation & Maintenance            The Netherlands
 Services B.V.
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Edison Mission Overseas Co.                       Delaware
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Edison Mission Overseas Ltd.                      United Kingdom
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Edison Mission O&M                                Thailand
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

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ENTITY                                        JURISDICTION OF ORGANIZATION
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Edison Mission Project Co.                    Delaware
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Edison Mission Utilities Pty Ltd.             Australia
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Edison Mission Vendesi Pty Ltd.               Australia
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El Dorado Energy Company                      California
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EME Adelaide Energy Ltd.                      United Kingdom
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EME Caliraya B.V.                             The Netherlands
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EME del Caribe                                Cayman Islands
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EME del Caribe Holding GmbH                   Austria
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EME Generation Holdings Limited               United Kingdom
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EME Homer City Generation L.P.                Pennsylvania
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EME Kalayaan B.V.                             The Netherlands
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EME Monet Ltd.                                United Kingdom
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EME Royale                                    New Zealand
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EME Tri Gen B.V.                              The Netherlands
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EME UK International LLC                      Delaware
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EME Victoria B.V.                             The Netherlands
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EME Victoria Generation Ltd.                  United Kingdom
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EMP, Inc.                                     Oregon
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Energy Capital Partnership                    Australia
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First Hydro Finance plc                       United Kingdom
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First Hydro Holdings Company                  United Kingdom
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Four Counties Gas Company                     California
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Gippsland Power Pty. Ltd.                     Australia
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Global Generation B.V.                        The Netherlands
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Global Power Investors, Inc.                  California
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Hanover Energy Company                        California
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Holtsville Energy Company                     California
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Homer City Property Holdings, Inc.            California
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Hydro Energy B.V.                             The Netherlands
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Iberica de Energias                           Spain
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Iberian Hy-Power Amsterdam B.V.               The Netherlands
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Indian Bay Energy Company                     California
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Jefferson Energy Company                      California
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Kings Canyon Energy Company                   California
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

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ENTITY                                        JURISDICTION OF ORGANIZATION
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Kingspark Energy Company                      California
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Lakeview Energy Company                       California
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Laguna Energy Company                         California
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LaJolla Energy Company                        California
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Latrobe Power Partnership                     Australia
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Latrobe Power Pty. Ltd.                       Australia
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Lehigh River Energy Company                   California
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Longview Cogeneration Company                 California
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Loy Yang Holdings Pty Ltd                     Australia
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Loyvic Pty. Ltd.                              Australia
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Madera Energy Company                         California
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Madison Energy Company                        California
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Majestic Energy Limited                       United Kingdom
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Maplekey Holdings Ltd.                        United Kingdom
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Maplekey UK Finance Limited                   United Kingdom
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Maplekey UK Limited                           United Kingdom
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MEC Esenyurt B.V.                             The Netherlands
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MEC IES B.V.                                  The Netherlands
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MEC India B.V.                                The Netherlands
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MEC Indo Coal B.V.                            The Netherlands
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MEC Indonesia B.V.                            The Netherlands
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MEC International B.V.                        The Netherlands
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MEC International Holdings B.V.               The Netherlands
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MEC Laguna B.V.                               The Netherlands
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MEC Perth B.V.                                The Netherlands
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MEC Priolo B.V.                               The Netherlands
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MEC San Pascual B.V.                          The Netherlands
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MEC Sidi Krir B.V)                            The Netherlands
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MEC Sumatra B.V.                              The Netherlands
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MEC Wales B.V.                                The Netherlands
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Midwest Generation EME, LLC                   Delaware
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Mission/Eagle Energy Company                  California
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Mission Energy Company (UK) Limited           United Kingdom
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Mission Energy Construction Services, Inc.    California
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

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ENTITY                                            JURISDICTION OF ORGANIZATION
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Mission Energy Development Australia Pty Ltd      Australia
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Mission Energy Generation, Inc.                   California
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Mission Energy Holdings, Inc.                     California
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Mission Energy Holdings International,  Inc.      California
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Mission Energy Indonesia                          California
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Mission Energy Italia s.r.l.                      Italy
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Mission Energy (Kwinana) Pty. Ltd.                Australia
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Mission Energy Mexico                             California
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Mission Energy New York, Inc.                     California
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Mission Energy Ventures Australia Pty. Ltd.       Australia
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Mission Energy Wales Company                      California
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Mission Energy Westside, Inc.                     California
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Mission Hydro Limited Partnership                 United Kingdom
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Mission Hydro (UK) Limited                        United Kingdom
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Mission Triple Cycle Systems Company              California
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Mission Victoria Partnership                      Australia
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North Jackson Energy Company                      California
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Northern Sierra Energy Company                    California
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Ortega Energy Company                             California
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Panther Timber Company                            California
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Paradise Energy Company                           California
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Pleasant Valley Energy Company                    California
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Pocono Fuels Company                              California
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Pride Hold Limited                                United Kingdom
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Prince George Energy Company                      California
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Quartz Peak Energy Company                        California
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Rapid Energy Limited                              United Kingdom
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Rapidan Energy Company                            California
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Reeves Bay Energy Company                         California
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Ridgecrest Energy Company                         California
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Rillington Holdings Limited                       Gibraltar
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

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ENTITY                                        JURISDICTION OF ORGANIZATION
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Rio Escondido Energy Company                  California
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Riverport Energy Company                      California
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San Gabriel Energy Company                    California
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San Joaquin Energy Company                    California
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San Juan Energy Company                       California
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San Pascual Cogeneration Company              The Netherlands
 International B.V. (P)
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San Pedro Energy Company                      California
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Santa Ana Energy Company                      California
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Santa Clara Energy Company                    California
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Silver Springs Energy Company                 California
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Silverado Energy Company                      California
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Sonoma Geothermal Company                     California
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South Coast Energy Company                    California
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Southern Sierra Energy Company                California
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Southern Sierra Gas Company                   California
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Southwestern Generation B.V.                  The Netherlands
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Thorofare Energy Company                      California
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Traralgon Power Pty. Ltd.                     Australia
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Viejo Energy Company                          California
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Vista Energy Company                          New Jersey
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Western Sierra Energy Company                 California
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